UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: October 31, 2019

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading symbol(s)	Name on each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 4, 2019, River Financial Corporation (the “Company” or “RFC”) filed a Current Report on Form 8-K to report the October 31, 2019 completion of its previously-announced merger (the “Merger”) with Trinity Bancorp, Inc., an Alabama corporation (“Trinity”), pursuant to the Agreement and Plan of Merger by and between the Company and Trinity, dated as of June 4, 2019 (the “Agreement”). At the closing, Trinity merged with and into RFC, with RFC surviving the Merger.  Immediately following the Merger, Trinity’s wholly-owned subsidiary bank Trinity Bank, merged with and into River Bank & Trust (“River Bank”) a wholly-owned subsidiary of the RFC, with River Bank as the surviving bank subsidiary of the Company.

This Current Report on Form 8-K/A amends and supplements the disclosures provided in Item 9.01 of the Current Report on Form 8-K filed on November 4, 2019 and provides additional information at item 5.02 below. The Company’s acquisition of Trinity constitutes a business acquisition at the significance level that requires the filing of financial statements as contemplated by Rule 3.05 of Regulation S-X.  Except as otherwise provided herein, the other disclosures made in the Current Report furnished on November 4, 2019 remain unchanged. The Company does not anticipate that it will further amend this Current Report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFICERS

 On December 18, 2019, the board of directors of River Financial Corporation (“RFC”) and River Bank & Trust (the “Bank”) adopted a Director Fee Compensation Plan which allows members of the boards of directors of RFC and the Bank to receive shares of commons stock of RFC in place of cash director fees.   Under the plan, directors who are also full-time employees may participate, which includes the chief executive officer and the president of RFC.   Fees are normally paid in December of each year.   For 2018, director fees were $15,000 and are expected to be in that range for 2019.

A copy of the plan is attached hereto as exhibit 10.1.

In accordance with the Agreement, Brian McLeod was added to the board of directors of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

The audited balance sheets of Trinity as of December 31, 2018 and 2017, and the related audited statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years ended December 31, 2018 and 2017, and the related notes and report of independent auditors thereto, required by this item are filed as part of the Registrant’s Registration Statement on Form S-4, registration no. 333-233387 filed on September 10, 2019 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Trinity as of and for the nine months ended September 30, 2019 and September 30, 2018 are included herein as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined consolidated statement of condition as of September 30, 2019, and the unaudited pro forma combined consolidated statements of income for the year ended December 31, 2018 and nine months ended September 30, 2019 are incorporated herein by reference herein to Exhibit 99.4.

(c)	Shell company transactions.

Not applicable.

(d) EXHIBITS

10.1	Director Fee Compensation Plan

23.1	Consent of Brunson, Wilkerson, Bowden & Associates, P.C.

99.1

Audited Financial Statements of Trinity Bancorp, Inc. as of and for the years end December 31, 2018 and 2017 are filed as part of the Registrant’s Registration Statement on Form S-4, registration no. 333-233387 filed on September 10, 2019 and incorporated herein by reference.

99.2	Unaudited Condensed Consolidated Financial Statements of Trinity Bancorp, Inc. as of and for the nine months ended September 30, 2019.

99.3	Unaudited Condensed Consolidated Financial Statements of Trinity Bancorp, Inc. as of and for the nine months ended September 30, 2018.

99.4

Unaudited Pro Forma Combined Consolidated Financial Statements of River Financial Corporation as of September 30, 2019, and for the year ended December 31, 2018 and nine months ended September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: December 19, 2019	By:	/s/ James M. Stubbs
James M. Stubbs
Chief Executive Officer